Exhibit 10.19

NEWPORT INTERNATIONAL GROUP, INC.

FORM OF INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is dated and effective as of this _____ day of _____, 2006 (the “Effective Date”) by NEWPORT INTERNATIONAL GROUP, INC., a Delaware corporation, (the “Company”) and the purchasers listed on Exhibit A attached hereto (as such Exhibit may be amended from time to time, each, an “Investor” and collectively, the “Investors”) of units of the Company’s securities (the “Units”), each Unit consisting of five shares of the Company’s Common Stock (the “Shares”) and two two-year warrants (the “Investor Warrants”), each to purchase one share of the Company’s Common Stock (the “Warrant Shares”), at a purchase price per Unit of $2.25.

WHEREAS, references herein to the “Company” refer to Newport International Group, Inc., and any corporation which shall succeed or assume the obligations of Newport International Group, Inc.;

WHEREAS, the Company has delivered to each Investor certain information about the Company in a Private Placement Memorandum dated June 21, 2006 (the “Memorandum”), of which this Agreement is an Exhibit;

WHEREAS, any undefined terms in this Agreement have the meaning ascribed to them in the Memorandum;

WHEREAS, each Investor has entered into the terms of that certain Subscription Agreement dated the date hereof (each, a “Subscription Agreement”), pursuant to which the Investor is purchasing and the Company is issuing and selling the Units; and

WHEREAS, the Company has agreed to grant the Investor certain registration rights for the Shares and the common shares which may be purchased upon exercise of the Investor Warrants (“Warrant Shares”) in connection with the purchase of the Units as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1.	Registration Rights.

(a)         No later than 45 calendar days after the Final Closing date the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on an appropriate registration statement form under the Securities Act of 1933 (the “Registration Statement”), at the sole expense of the Company (except as specifically provided in Section 1(c) hereof), in respect of each

Investor, so as to permit a public resale in the United States of the Shares and the Warrant Shares (collectively, the “Registrable Securities”) under the Securities Act of 1933 (the “Act”) by the Investor as selling stockholder and not as underwriter. Only shares of Common Stock may be registered under the Registration Statement. Warrant Shares shall be Registrable Securities whether or not the Warrants have been exercised. The Company will notify each Investor of the effectiveness of the Registration Statement (the “Effective Date”) within three Trading Days of the date thereof (days in which the Nasdaq National Market is open for quotation) (each, a “Trading Day”).

(b)         The Company will maintain the Registration Statement and any amendments filed thereto effective under the Act for a period of two years from the Effective Date.

(c)         All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of the Company, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees, expenses and the expense of any special audits incident to or required by any such registration and the reasonable expenses and fees of one counsel for the holders of Registrable Securities not to exceed $25,000) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered. The Company shall not be required to qualify Registrable Securities in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by such Investor.

(d)         The Investor will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities. Any delay or delays caused by the Investor, or by any other purchaser of securities of the Company having registration rights similar to those contained herein, through such person’s failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Agreement.

(e)         Whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Investor with respect to each Registration Statement:

(i)          register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor shall reasonably request (subject to the limitations set forth in Section 1(b) above), and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor;

(ii)         cause the Registrable Securities to be, and continue to be, quoted or listed on the National Association of Securities Dealers over the counter bulletin board (or alternatively, a national securities exchange or automated quotation system);

(iii)       notify the Investor, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment as promptly as commercially reasonable; provided however that if the Board of Directors of the Company determines that amending the registration statement or supplementing the prospectus might be detrimental to the Company, then notwithstanding this Section 1(e)(iii) the Company may defer such amendment or supplement for up to 120 calendar days, provided that: (i) the Company shall not use such right of deferral with respect to any registration statement for more than an aggregate of 120 days in any 12-month period; and (ii) the number of days the Company is required to keep the registration statement effective shall be extended by the number of days for which the Company shall have used such right of deferral;

(iv)        as promptly as practicable after becoming aware of such event, notify the Investor, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

(v)         provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

(f)          With respect to any sale of Registrable Securities pursuant to the Registration Statement, each Investor hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) to notify the Company promptly upon disposition of all of the Registrable Securities held by such Investor.

(g)         In addition to the registration rights set forth in Section 1(a), if the Registration Statement is not filed within 45 calendar days after the Final Closing date or otherwise declared effective by the SEC within a reasonable time thereafter, then the Investors shall also have certain “piggy-back” registration rights as follows:

(i)          If at any time after the issuance of the Registrable Securities, the Company shall file with the SEC a registration statement under the Act registering any shares of equity securities and which could also include for registration the Registrable Securities without additional undue expense, the Company shall give written notice to each Investor prior to such filing.

(ii)         Within 20 business days after such notice from the Company, each Investor shall give written notice to the Company whether or not such Investor desires to have all of such Investor’s Registrable Securities included in the registration statement. If any Investor fails to give such notice within such period, such Investor shall not have the right to have Investor’s Registrable Securities registered pursuant to such registration statement. If any Investor gives such notice, then the Company shall include such Investor’s Registrable Securities in the registration statement, at Company’s sole cost and expense, subject to the remaining terms of this Section 1(i).

(iii)        If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and such participating Investor’s Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. Each participating Investor shall enter into such agreements as may be reasonably required by the underwriters and each Investor shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

(iv)        The Investors shall have an unlimited number of opportunities to have the Registrable Securities registered under this Section 1(i) provided that the Company shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 1(b) of this Agreement.

(v)         The Investors shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

(h)         The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of Section 1 of this Agreement and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 1 may be specifically enforced. In the event that the Registration Statement is not filed with the SEC by 45 calendar days after the Final Closing date (the “Registration Default”), then for every business day (or fraction thereof) that the Company is late in filing the Registration Statement beyond such deadline, the Company shall issue to each Investor on a pro-rata basis, as liquidated damages for such failure and not as a penalty, additional shares of Common Stock in whole share increments equal to 1% of the Shares purchased in the Offering until such Registration Statement has been filed or 100 business days, whichever is earlier. Notwithstanding anything to the contrary contained herein, (i) the failure of the Registration Statement to be declared effective, (ii) the Company’s failure to maintain the effectiveness of the Registration Statement, or (iii) the inability of an Investor to use an otherwise effective Registration Statement to effect resales of the Registrable Securities shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

If the Company does not issue the additional shares of Common Stock as liquidated damages to the Investors as set forth above, the Company will pay the Investors’ reasonable costs of collection, including reasonable attorneys’ fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this Section 1 shall not affect or limit an Investor’s other rights or remedies as set forth in this Agreement.

2.	Indemnity and Contribution.

(a)         The Company agrees to indemnify and hold harmless the Investor, its officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Investor within the meaning of Section 15 of the Act, and each person who controls any underwriter within the meaning of Section 15 of the Act, from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Investor or such other indemnified person may become subject (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by the Company to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under applicable law and the Company will, as incurred, reimburse such Investor, each of its respective officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Investor, and each person who controls any such underwriter, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of any Investor, or any of their agents, affiliates or persons acting on their behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of the Investor, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by the Investor in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Investor prior to the pertinent sale or sales by such Investor and not delivered by the Investor to the individual or entity to which it made such sale(s) prior to such sale(s).

(b)          The Investor agrees to indemnify and hold harmless the Company from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of the Investor or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Investor and stated to be specifically for use in preparation of the Registration Statement; provided, however, that the Investor shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Investor and delivered to the Company before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to the Investor prior to the pertinent sale or sales by the Investor and delivered by the Investor to the individual or entity to which it made such sale(s) prior to such sale(s), and the Investor, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, the Investor shall not be liable or required to indemnify the Company in the aggregate for any amount in excess of the net amount received by the Investor from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

(c)         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof. After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons. In the event of such separate counsel, such counsel shall agree to reasonably cooperate.

(d)          If the indemnification provided for in this Section 2 is unavailable or insufficient to hold harmless an indemnified party under Section 2(a) or 2(b) above in respect of any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, or its agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Investor, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 2(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this Section (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, the Investor shall not be liable or required to contribute to the Company in the aggregate for any amount in excess of the net amount received by the Investor from the sale of its Registrable Securities.

(e)          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

3.           Information by Investor. Each Investor holding securities included in any registration will furnish to the Company such information regarding such Investor as the Company may reasonably request in writing and as will be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

4.           Management Changes. The Company will not make any management changes during the Offering and for a period of six months after the Final Closing without the prior written consent of the Managing Dealer.

5.            Observer Rights. The Managing Dealer of the Offering shall have observation rights, immediately granted by the Company, for all meetings of the Company’s Board of Directors and related committee meetings. The Managing Dealer’s observation rights shall terminate (i) two years after the effective date of the Registration Statement; or (ii) upon a Change of Control (hereinafter defined), liquidation or dissolution of the Company.

6.	Covenants of the Company.

(a)         The Company shall remain current in its reporting requirements under the Securities Exchange Act of 1934 for a period of two years after the Final Closing.

(b)         The Company shall not issue any new securities, including debt, until the Registration Statement has been declared effective without the prior written permission of the Managing Dealer if less than $1,000,000 is raised during the initial 60 calendar days from the effective date of the Offering.

(c)         The Company shall at all times reserve a sufficient number of authorized but unissued shares of Common Stock for issuance upon exercise of the Investor Warrants.

(d)         All company insiders shall be subject to lock-up agreements whereby each holder will be required not to sell or otherwise dispose of any securities of the Company for a period of 180 calendar days following the effective date of the Registration Statement.

7.	Miscellaneous.

(a)          Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

(b)         Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Company and the Investor shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(c)         Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California (without reference to the conflicts of law provisions thereof).

(d)         Jurisdiction. The parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empaneled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

(e)         Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, mailed by first class certified or registered mail, return receipt requested, postage prepaid, or by email or fax communication as follows:

(i)          in the case of Investor, to the address set forth on the signature page below or such other address as the Investor may provide to the Company;

(ii)         in the case of the Company, to the Company at 73-061 El Paseo, Suite 202, Palm Desert, California 92260.

Any notice or request required or permitted by the provisions hereof shall be deemed given to and received when delivered in hand or by courier, telecopier (with confirmation) or email, or certified or registered mail (with receipt) at the address designated in this Section 7(e). Any party hereto may designate a change of address by written notice to the other parties given at least 10 calendar days before such change is to become effective for purposes of this Agreement.

(f)          Complete Agreement. This Agreement together with the Subscription Agreement, the Memorandum and the Exhibits attached thereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties or any of them with respect to the subject matter of this Agreement.

(g)         Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

(h)         Counterparts and Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto. The parties are entitled to rely on delivery of a facsimile copy of this Agreement and delivery of such executed Agreement shall be legally effective to create a valid and binding agreement between the Company and each Investor in accordance with the terms hereof.

(i)          Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

(j)          Future Assurances. Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Initial Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

NEWPORT INTERNATIONAL GROUP, INC.,
a Delaware corporation

By: _______________________________

Cery B. Perle,

President

Signature Page

Investors’ Rights Agreement

between Newport International Group, Inc.

and Those Investors Listed

On Exhibit A Attached Hereto

INVESTOR:

Individual Investors

Date: _________________________	______________________________
Signature*

Address: _______________________	______________________________
Name

______________________________

Telephone No.: _________________	______________________________
Signature*

Fax No.: _______________________	______________________________
Name

*Joint tenants both sign

Entity Investors

______________________________
Name of Entity

By: __________________________
Name: ________________________
Title: _________________________